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    AMENDED AND RESTATED COMBINED RESTATED CREDIT AGREEMENT

                  Dated as of August 19, 1994

                             Among

                     IMO INDUSTRIES INC.,

                   THE LENDERS LISTED HEREIN

                              AND

                    BANKERS TRUST COMPANY,

              as a Lender, Issuer Bank and Agent






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   AMENDED AND RESTATED COMBINED RESTATED CREDIT AGREEMENT


             AMENDED AND RESTATED COMBINED RESTATED CREDIT AGREEMENT, dated as of August 19, 1994, among IMO INDUSTRIES INC., a Delaware corporation (together with its successors, the "Borrower"), THE LENDERS SIGNATORY HERETO (each a "Lender" and collectively, the "Lenders") and BANKERS TRUST COMPANY, a New York banking corporation ("BTCo"), as a Lender, as Issuer Bank (as hereinafter defined), and as agent for the Lenders (in such capacity, and including its successors and assigns in such capacity, the "Agent").


                          W I T N E S S E T H:

             WHEREAS, the Borrower, the Lenders, the Issuer
Bank and the Agent are parties to a Combined Restated Credit
Agreement dated as of July 15, 1993 (the "Prior Credit
Agreement");

             WHEREAS, pursuant to the Prior Credit Agreement, the Lenders made certain loans (the "Loans") to the Borrower and the Issuer Bank issued for the account of the Borrower certain letters of credit;

             WHEREAS, as of the date hereof, pursuant to the Prior Credit Agreement, there are outstanding those letters of credit issued on behalf of the Borrower or its affiliates described on Schedule 1 (collectively, the "Letters of Credit");

             WHEREAS, on the date hereof, the Borrower is refinancing and causing to be repaid to the Lenders all of the Loans and causing Citibank, N.A. to issue to the Issuer Bank its irrevocable standby letter of credit in the face amount of $11,483,617.14 (the "Citibank LOC") and the Lenders and the Agent are releasing certain liens and security interests securing the Prior Credit Agreement; and

             WHEREAS, the parties hereto desire to amend and restate the Prior Credit Agreement, among other things, to reflect the repayment of the Loans and the release of the Collateral (as defined in the Prior Credit Agreement) and to evidence certain arrangements relating to the Letters of Credit and the Citibank LOC);

                          A G R E E M E N T:


             NOW THEREFORE, in consideration of the
foregoing, and for valuable consideration, the parties hereto hereby amend and restate the Prior Credit Agreement as follows:

SECTION 1.   DEFINITIONS

                  As used in this Agreement, the following terms have the meanings indicated:

                  "Acceptable Rating" means, as applied to the indebtedness of any Person, a rating of at least Baa2 by Moody's Investors Service or BBB by Standard & Poor's
Corporation.

                  "Affiliate" means, with respect to any
Person, any other Person or "group" of Persons (as the term "group" is defined for purposes of Section13(d) of the Exchange Act) directly or indirectly controlling, controlled by, or under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. Neither any Lender nor any parent of any Lender nor any Subsidiary of any such Lender or parent shall be treated as an Affiliate of the Borrower.

                  "Agent" has the meaning assigned to that term in the introduction to this Agreement.

                  "Agreement" means this Amended and Restated
Credit Agreement.

                  "Bankruptcy Code" means Title 11 of the
United States Code entitled "Bankruptcy," as from time to time amended, and any successor statute.

                  "Blocking Event" means the occurrence and continuance of any of the following: (A) a declaration that any amount is due and payable under this Agreement end that such amount has not been paid under the Citibank LOC after presentation by the Agent of appropriate drawing documentation, and (B) a default in the payment of any reimbursement obligations in respect of Letters of Credit owing under this Agreement when due (after giving effect to any applicable grace period and after presentation by the Agent of appropriate drawing documentation under the Citibank
LOC).

                  "Borrower" has the meaning assigned to that term in the introduction to this Agreement.

                  "BTCo" has the meaning assigned to that
term in the introduction to this Agreement.

                  "Business Day" means any day excluding
Saturday and Sunday and excluding any day which is a legal holiday under the laws of the States of New York or New Jersey or is a day on which banking institutions or insurance companies located in the States of New York or New Jersey are authorized or required by law or other governmental action to close.

                  "Capitalized Lease" means any lease which is or should be capitalized on the balance sheet of the lessee in accordance with GAAP.

                  "Code" means the Internal Revenue Code of
1886, as from time to time amended. Any reference to the Code shall include a reference to corresponding provisions of any successor statute.

                  "Consolidated" means, as applied to any
financial or accounting term or amount, such term or amount determined on a consolidated basis in accordance with GAAP.

                  "Effective Date" has the meaning assigned to that term in Section 2 hereof.

                  "Event  of Default" has the meaning
assigned to that term in Section 7 hereof.

                  "Exchange Act" means the Securities
Exchange Act of 1934, as from time to time amended, and any successor statute.

                  "Federal Funds Rate" means on any one day the weighted average of the rate on overnight Federal funds transactions with members of the Federal Reserve System only arranged by Federal funds brokers as published as of such day by the Federal Reserve Bank or New York; provided that, if such day is not a Business Day, the Federal Funds Rate shall be measured as of the immediately preceding Business Day.

                  "Final Maturity Date" means July 19, 1995.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the FASB or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

                  "Government Acts" has the meaning assigned to that term in Section 5.7 hereof.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity (including, without limitation, any court or arbitrator or panel) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Indebtedness", as applied to any Person, means, without duplication (i) all indebtedness for borrowed money owed by that Person, (ii) that portion of obligations with respect to Capitalized Leases which is properly classified as a liability on a balance sheet of that Person in conformity with GAAP, (iii) notes payable and drafts accepted, in each case, representing extensions of credit to such Person whether or not representing obligations for borrowed money (including, without limitation, matured reimbursement obligations in respect of letters of credit),
(iv) any obligation owed by that Person for all or any part of the deferred purchase price of property or services which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument and (v) all indebtedness secured by any lien on any property or asset owed or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person.

                 "Issuer Bank" means BTCo, and its permitted successors and assigns.

                 "Lender" and "Lenders" have the meaning set forth in the introduction to this Agreement and shall include
(i) any permitted assignee of a Lender under Section 9.1C hereof and (ii) BTCo in its individual capacity.

                 "Letter of Credit Exposure" means, in
respect of any Lender, at any date of determination, such Lender's Pro Rata Share of the Total Letter of Credit
Exposure then outstanding.

                 "Letters of Credit" has the meaning set
forth in the recitals of this Agreement.

                 "Loans" has the meaning set forth in the recitals of the Agreement.

                 "Material Subsidiary" means, at any date of determination, in the case of the Borrower, each Subsidiary of the Borrower now existing or hereafter acquired or formed by the Borrower which (x) accounted for more than 5% of the Consolidated revenues of the Borrower and its Subsidiaries during the twelve month period ending on the date of the most recent Consolidated balance sheet of the Borrower delivered to the Lenders or (y) was the owner of more than 5% of the Consolidated assets of the Borrower and its Subsidiaries at the date of the most recent Consolidated balance sheet of the Borrower delivered to the Lenders.

                 "Obligations" means all obligations of every nature of the Borrower, whether fixed or contingent, liquidated or unliquidated or matured or unmatured, from time to time owed to the Lenders and the Agent or any of them under or in connection with this Agreement.

                 "Other Restated Credit Agreement" means the
Amended and Restated Credit Agreement, dated as of the date hereof, among the Borrower, BTCo. and certain Lenders named therein.

                 "Payment Office" means the office of the Agent or any Lender, as the case may be, designated as such on the relevant signature pages hereof or such other office as to which any party shall notify the other parties in writing.

                 "Person" means an individual or a
corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

                 "Potential Event of Default" means a
condition or event which, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

                 "Prime Rate" means the higher of (measured on a day-by-day basis):

                 (a)  the rate which BTCo announces from time
     to time as its prime lending rate, as in effect from time to time. The prime lending rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. BTCo may make commercial loans or other loans at rates of interest at, above or below the prime lending rate; or

                 (b)  the Federal Funds Rate plus 1/2 of 1%.

                 "Prior Credit Agreement" has the meaning set forth in the recitals to the Agreement.

                 "Pro Rata Share" means, in respect of each Lender, the percentage set forth for such Lender on Annex 1.

                 "Regulation D" means Regulation D of the
Board of Governors of the Federal Reserve as from time to time in effect end any successor to all or a portion thereof establishing reserve requirements.

                 "Requisite Lenders" means, at any time,
Lenders holding at least 66 2/3% of the sum of Total Letter of Credit Exposure then outstanding hereunder.

                 "Stated Amount" of each Letter of Credit shall mean the maximum amount which is, or, with respect to any Letter of Credit that by its terms provides for increases over time in the maximum amount available to be drawn thereunder, may become at any given time, available to be drawn thereunder, determined without regard to whether any conditions to drawing could then be met.

                 "Subsidiary" of any Person means any
corporation or other entity of which such Person, directly or indirectly, shall at the time (a) own shares of any class or classes having power for the election of at least a majority of the members of the Board of Directors (or the governing body) of such corporation or other entity other than shares or other interests having such power only by reason of the happening of a contingency or (b) otherwise have the legal right to elect such a majority other than by reason of the happening of a contingency.

                 "Taxes" has the meaning assigned to that term in Section 4.4(i) hereof.

                 "Total Letter of Credit Exposure" means, at any date of determination, the sum of (i) the Stated Amount of each Letter of Credit then outstanding plus (ii) the aggregate amount of all unreimbursed drawings in respect of the Letters of Credit.

                 "UCC" means the Uniform Commercial Code as in effect in each applicable jurisdiction.

                 "United States Dollars" or "U.S. Dollars" or
"$" means such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

     SECTION 2.  EFFECTIVE DATE

                 This Agreement shall become effective on the date (the "Effective Date") on which (i) each party hereto shall have returned an executed copy hereof to the Agent at the address designated on its signature page hereto, and (ii) all of the conditions in Section 6 hereof shall have been satisfied.

     SECTION 3.   FEES

          3.1    Lenders' and Agent's Fees.

               (i) On such dates and at such times as are set forth in Section4 hereof, the Borrower shall pay fees in respect of the Letters of Credit as set forth therein.

               (ii) The Borrower shall pay to the Agent for its account an annual administrative fee of $10,000, which shall be paid in quarterly installments of $2,500 payable in advance on the Effective Date and on each quarterly anniversary of the Effective Date.

          3.2    Time of Payment.

                 The Borrower shall make payment of each of the Lender's fees and each of the Agent's fees hereunder, not later than Noon (New York time) on the date when due in U.S. Dollars and in immediately available funds, to the Agent at its Payment Office.

     SECTION 4.  PAYMENTS

          4.1   Cash Collateralization.

                 The Borrower shall have the right at any time, upon notice to the Agent and with the consent of the Requisite Lenders, to provide cash collateral for all or any portion of the aggregate undrawn Stated Amount of the Letters of Credit. All such cash collateral shall be applied in accordance with Section4.5.

          4.2   Mandatory Payments.

                 On the Final Maturity Date, or upon the
earlier acceleration of the Obligations pursuant to Section
7.2 hereof, the Borrower shall pay to the Agent an amount equal to all unreimbursed drawings in respect of Letters of Credit, the then undrawn Stated Amount of all then outstanding Letters of Credit and all other amounts then outstanding under this Agreement. All such amounts received by the Agent shall be applied in accordance with Section 4.5.

          4.3   Method and Place of Payment.

                 All payments to be made by the Borrower
hereunder shall be made to the Agent, not later than Noon (New York time) on the date when due and shall be made in U.S. Dollars in immediately available funds at the Agent's Payment Office. Whenever any payment shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day. In the event the Borrower fails to make any payment when due hereunder, without limiting any other remedies available to the Agent, the Lenders or the Issuer Bank, the Agent shall immediately be entitled to draw on the Citibank LOC in the amount of such payment and upon receipt of such draw together with interest i$ such amount is not received by the Agent on the date of the draw, the Borrower's obligation in respect thereof shall be discharged. Upon receipt of payments of fees pursuant to Section 3 from the Borrower or under the Citibank LOC, the Agent shall promptly remit to each Lender its Pro Rata Share of all such payments received in immediately available funds by the Agent for the account of such Lender. Such payments shall be made at the Payment Office of such Lender or such other office as such Lender may specify in writing from time to time to the Borrower. Any amount due hereunder from the Borrower that is not paid when due (whether by the Borrower or from the proceeds of a draw under the Citibank LOC) shall bear interest (before as well as after judgment) payable on demand at 3% over the Prime Rate from and including the date when such payment was due to but excluding the date of receipt of payment. Any amount representing the payment of any fees by the Borrower and due to a Lender from the Agent pursuant to this Agreement which is not paid by the Agent when due shall bear interest payable by the Agent from the date due to but excluding the date paid at the Federal Funds Rate.

          4.4   Net Payments; Cash Collateral Account.

               (i) All payments by the Borrower under this Agreement shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments
(after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political subdivision or taxing authority thereof, other than any tax on or measured by the overall net income of a Lender pursuant to the income tax laws of the United States or the jurisdiction of such Lender's incorporation or organization or any jurisdiction in which such Lender maintains an office or conducts business (collectively, the "Taxes")) shall not be less than the amounts otherwise specified to be paid hereunder. With respect to each deduction or withholding for or on account of any Taxes, the Borrower shall promptly furnish to each Lender such certificates, receipts and other documents as may be required (in the judgment of such Lender) to establish any tax credit to which such Lender may be entitled. The Borrower shall also reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income of such Lender pursuant to the laws of the United States of America, any State or political subdivision thereof, or the jurisdiction in which such Lender is incorporated, or a jurisdiction in which the principal office or lending office of such Lender is located, or under the laws of any political subdivision or taxing authority of any such jurisdiction, as such Lender shall determine are or were payable by such Lender in respect of amounts of Taxes deducted or withheld from increased amounts payable to such Lender pursuant to this Section 4.4.

               (ii)  Without prejudice to the provisions of paragraph
(i) of this Section 4.4, the Borrower will promptly indemnify each Lender against and reimburse each Lender on demand for any Taxes paid by such Lender (together with any interest, penalties and expenses, including counsel fees and expenses, payable or incurred in connection therewith) on or in relation to any sum received or receivable hereunder by such Lender, or the Agent on its behalf (whether or not correctly asserted), including any tax or other such charge of such Lender arising by virtue of payments under this Section
4.4(ii). A certificate as to any additional amounts payable to a Lender under this Section 4.4 submitted to the Borrower by such Lender shall show in reasonable detail the amount payable and the calculations used to determine in good faith such amount and shall, absent manifest error, be final, conclusive and binding upon all parties hereto.

               (iii) Each Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia) agrees to furnish to the Borrower and the Agent, upon demand, two copies of either U.S. Internal Revenue Service Form 4224 or
U.S. Internal Revenue Service Form 1001 or any successor forms thereto (wherein such Lender claims entitlement to complete exemption from or reduced rate of U.S. federal withholding tax on interest paid by the Borrower hereunder) and upon request of the Borrower to provide to the Borrower and the Agent a new Form 4224 or Form 1001 or any successor form thereto if any previously delivered form is found to be incomplete or incorrect in any material respect or upon the obsolescence of any previously delivered form.

          4.5   Application of Payments; Cash Collateral Account.

               (i) To the extent any payments are required to be applied hereunder as cash collateral for Letters of Credit
(including payments made with the proceeds of any drawing under the Citibank LOC), such payments shall be so applied by the Agent until such time as all Letters of Credit are cash collateralized to 105% of their aggregate undrawn Stated
Amounts. Interest shall accrue on such cash collateral and shall be held as additional cash collateral for Letters of Credit.

               (ii) The Issuer Bank shall credit all amounts received by it as cash collateral in accordance herewith to a cash collateral account in the name of the Issuer Bank on its books, within the Issuer Bank's sole dominion and control, designated by the Issuer Bank and over which the Issuer Bank shall have exclusive right of withdrawal (the "Cash
Collateral Account").

               (iii) The Borrower hereby grants the Issuer Bank a security interest in and right of set-off against any end all amounts in the Cash Collateral Account to secure the Obligations hereunder and ell reimbursement obligations in connection with the Letters of Credit (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization of the Borrower) and any extensions or renewals of any of the foregoing.

               (iv) If any Event of Default has occurred, the Issuer Bank may exercise all rights of a secured party under the UCC and, in addition, the Issuer Bank may, without limitation, draw on the full amount of the Citibank LOC and, without being required to give any notice or demand, withdraw cash in the Cash Collateral Account and apply such cash and other cash, if any, then held by the Issuer as collateral to the payment of the Obligations.

               (v) Without limiting the Issuer Bank's rights under subparagraph (iv) above, the Borrower hereby further agrees that amounts on deposit in the Cash Collateral Account may be applied to the payment of the Borrowers' reimbursement obligations under Section 8.2 hereof with respect to all drawings under the Letters of Credit in the order in which such drawings are made, and the Issuer Bank is hereby authorized (without any requirement of notice or demand to the applicants) to liquidate the Cash Collateral Account and to withdraw cash therefrom as may be necessary in order to effect such reimbursement.

               (vi) Provided no Event of Default has occurred and is continuing, the Borrower shall be entitled to receive from time to time upon its request in writing releases of funds on deposit in the Cash Collateral Account in an amount equal to the excess therein over 105% of the Stated Amount of all Letters of Credit then outstanding.

               4.6   Citibank LQC Reduction Certificates.

                        The Issuer Bank shall upon the
Borrower's request deliver from time to time reduction certificates in respect of the Citibank LOC; provided, however, that no such reduction certificate shall cause the Stated Amount of the Citibank LOC to be less than an amount equal to 105% of the Stated Amounts of all the Letters of Credit less the amount then on deposit in the Cash Collateral Account.

     SECTION 5.  LETTERS OF CREDIT

          5.1   Letters of Credit

               A.   Expiry; Participations.

               (i) Letters of Credit may not be extended, or if terminated, may not be reissued. The Issuer Bank shall not be obligated to extend the expiration date of or to renew any Letter of Credit, including, without limitation, any Letter of Credit which by its terms provides for an automatic renewal thereof.

               (ii) Each Lender shall be deemed to have purchased from the Issuer Bank on the Effective Date a participation in each Letter of Credit in an aggregate amount equal to such Lender's Letter of Credit Exposure on the Effective Date.
The amount of each Lender's participation in the Letters of Credit shall automatically be adjusted from time to time to be equal to such Lender's Letter of Credit Exposure, and each Lender shall be deemed to participate in each Letter of Credit in the proportion of its Letter of Credit Exposure to the Total Letter of Credit Exposure.

               B.   Borrower's Obligation To Replace.

                       The Borrower will use its best efforts
to replace each Letter of Credit with a new letter of credit issued by Citibank, N.A.

               C.   Special Effective Date Provisions.

               (i) Each Letter of Credit shall be deemed for all purposes of this Agreement to have been issued hereunder.

               (ii) On the Effective Date, the Borrower shall pay any and all accrued agency fees, administrative fees and fees in respect of the Letters of Credit owing under the Prior Credit
Agreement, to the Effective Date, whether or not then due and payable.

          5.2    Payment of Amounts Drawn Under Letters of Credit

                 In the event of a drawing under a Letter of Credit by the beneficiary thereof, the Issuer Bank shall by writing or by telephone promptly notify the Borrower and the Agent of such drawing, whether or not the Issuer Bank intends to honor such drawing and, if so, the date on which the Issuer Bank intends to honor such drawing. If the Borrower shall have notified the Agent and the Issuer Bank on the Business Day immediately prior to the date the Issuer Bank has advised the Borrower it intends to honor such drawing that the Borrower intends to reimburse such drawing in whole or in part with its own funds the Borrower may so reimburse the drawing in whole or in part in immediately available funds. In the event the Borrower fails to reimburse the drawing in whole on the date of such drawing, the Agent shall withdraw funds from the Cash Collateral Account and/or draw on the Citibank LOC in the amount of such drawing, and apply the amount so withdrawn or drawn toward the reimbursement of such drawing and, in the event of any shortfall, shall by writing or by telephone (confirmed in writing) promptly notify the Borrower of the amount of the shortfall, and the Borrower shall reimburse the Issuer Bank for the amount of such insufficiency on the same Business Day in immediately available funds. Nothing herein shall relieve any Lender from its obligation in respect of its Letter of Credit Exposure hereunder.

          5.3   Payment by Lenders

                 In the event that the Borrower and Citibank
N.A. shall fail to reimburse the Issuer Bank for any amount required to be reimbursed under Section 5.2 hereof, the Issuer Bank shall promptly notify each Lender of such amount and of such Lender's respective participation therein; provided, however, that in no event shall any Lender be required to contribute an amount in excess of its Pro Rata Share of the Total Letter of Credit Exposure. Each Lender shall make available to the Issuer Bank an amount equal to its respective participation in immediately available funds, at the office of the Issuer Bank specified in such notice, not later than 1:00 P.M. (New York time) on the Business Day after the date notified by the Issuer Bank. In the event that any Lender fails to make available to the Issuer Bank such amount of such Lender's participation, the Issuer Bank shall be entitled to recover such amount on demand from such Lender together with interest at the customary rate set by the Agent for the correction of errors among banks for three Business Days and thereafter at the Prime Rate. Nothing in this Section 5.3 shall be deemed to prejudice the right of any Lender to recover from the Issuer Bank any amounts made available by such Lender to the Issuer Bank pursuant to this
Section 5.3 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit by the Issuer Bank in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of the Issuer Bank. To the extent the Issuer Bank receives from the Borrower payments reimbursing (in whole or in part) drawings honored by the Issuer Bank under any Letter of Credit, the Issuer Bank shall distribute to each Lender which has paid all amounts payable by it under this Section 8.3 in respect of such Letter of Credit such Lender's Pro Rata Share of such payments when received.

          5.4   Compensation

               (i) The Borrower shall pay to the Issuer Bank, with respect to the amendment of each Letter of Credit and each payment made thereunder, processing charges in accordance with the Issuer Bank's standard schedule for such charges in effect at the time of such amendment or payment, as the case may be. Such amounts shall be paid directly to, and for the sole benefit of, the Issuer Bank.

               (ii) The Borrower agrees to pay the Agent for distribution to each Lender in respect of all Letters of Credit outstanding on and after the Effective Date such Lender's Pro Rata Share of a fee equal to (i) .25% per annum of the average daily maximum amount available on and after the Effective Date to be drawn under such outstanding Letters of Credit during the period from the Effective Date through December 31, 1994, and (ii) 2.0% per annum of the average daily maximum amount available on and after January 1, 1995 to be drawn under such outstanding Letters of Credit during the period from January 1, 1995 until such time as all Letters of Credit have either expired or been terminated, in each case, payable in arrears on and through the last day of each fiscal quarter of the Borrower and calculated on the basis of a 360-day year and the actual numbers of days elapsed.

          5.5   Obligations Absolute

                  The obligation of the Borrower to reimburse the Issuer Bank in connection with drawings made under the Letters of Credit as provided in Section 5.2 and the obligations of the Lenders under Section 5.3 hereof shall, other than in the case of gross negligence or willful misconduct on the part of the Issuer Bank, be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including, without limitation, the following circumstances:

               A. any lack of validity or enforceability of any Letter of Credit;

               B. the existence of any claim, set-off, defense or other right which the Borrower or any Affiliate of the Borrower may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or transferee may be acting), the Issuer Bank, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction;

               C. any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               D. payment by the Issuer Bank under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

               E. any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement or any instrument or agreement executed pursuant thereto;

               F. the failure to pursue any remedy against any other obligor in respect of any reimbursement obligation owing hereunder;

               G. any other circumstance or happening whatsoever, which is similar to any of the foregoing; or

               H. the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing.

          5.6   Additional Payments

                 If by reason of (a) any change in applicable law, regulation, rule, decree or regulatory requirement or any change in the interpretation or application by any judicial or regulatory authority of any law, regulation, rule, decree or regulatory requirement or (b) compliance by the Issuer Bank or any Lender with any direction, request or requirement (whether or not having the force of law) of any governmental or monetary authority including, without limitation, Regulation D:

               (i) the Issuer Bank or any Lender shall be subject to any tax, levy, charge or withholding of any nature other than any tax on or measured by the overall net income of the Issuer Bank or a Lender pursuant to the income tax laws of the United States or the jurisdiction of the Issuer Bank's such Lender's incorporation or organization or any jurisdiction in which the Issuer Bank or such Lender maintains an office or conducts business or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this Section 8;

               (ii) any reserve, deposit or similar requirement is or shall be applicable, imposed or modified in respect of any Letter of Credit or participations therein purchased by any Lender; or

               (iii) there shall be imposed on the Issuer Bank or any Lender any other condition regarding this Section 5, any Letter of Credit or any participation therein;


     and the result of the foregoing is to directly or indirectly increase the cost to the Issuer Bank or any Lender of issuing, making or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or to reduce the amount receivable in respect thereof by the Issuer Bank or any Lender, then and in any such case the Issuer Bank or such Lender may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify the Borrower and the Borrower shall pay within ten Business Days after such notification such amounts as the Issuer Bank or such Lender may specify to be necessary to compensate the Issuer Bank or such Lender for such additional cost or reduced receipt, together with interest on such amount from the date demanded until payment in full thereof at a rate per annum equal at all times to 3% over the Prime Rate. The determination by the Issuer Bank or any Lender, as the case may be, of any amount due pursuant to this Section 5.6 as set forth in a certificate setting forth the calculation thereof in reasonable detail shall, in the absence of manifest error, be final, conclusive and binding on all of the parties hereto.

          5.7   Indemnification; Nature  of Issuer Bank's Duties

                 In addition to amounts payable as elsewhere provided in this Section 5, without duplication, the Borrower hereby agrees to protect, indemnify, pay and save the Issuer Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) which the Issuer Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance, pursuant to the Prior Credit Agreement, of the Letters of Credit, other than as a result of the gross negligence or willful misconduct of the Issuer Bank, or (ii) the failure of the Issuer Bank to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Government Acts").

                 As between the Borrower and the Issuer Bank, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by the Issuer Bank by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuer Bank shall, absent its gross negligence or willful misconduct as finally judicially determined, not be responsible: (i)for the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the original application for and issuance of such Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;
(ii)for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;
(iii)for failure of the beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv)for errors, omissions, interruptions or delays in transmission or delivery of any messages, by hand delivery, overnight courier, mail, facsimile transmission, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v)for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the Issuer Bank, including, without limitation, any Government Acts. None of the above shall effect, impair, or prevent the vesting of any of the Issuer Bank's rights or powers hereunder.

                 In furtherance and extension and not in
limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuer Bank under or in connection with the Letters of Credit issued by it or the related certificates, if taken or omitted in good faith, shall, absent its gross negligence or willful misconduct as finally judicially determined, not put the Issuer Bank under any resulting liability to the Borrower.

     SECTION 6.   CONDITIONS PRECEDENT TO THE
                        EFFECTIVENESS OF THIS AGREEMENT

                  The effectiveness of this Agreement is
subject to the payment in full of all amounts owing in respect of the Loans, together with all interest accrued on the principal thereof and all accrued fees and other amounts outstanding under the Prior Credit Agreement and the delivery by Citibank, N.A. to the Agent of the Citibank LOC.

     SECTION 7.  EVENTS OF DEFAULT

                 If any of the following conditions or events
("Events of Default") shall occur and be continuing (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

          7.1   Failure To Make Payments When Due

                 Failure to pay any Letter of Credit
reimbursement obligation when due as provided in Section 5.2 or to pay the fees described in Sections 3.1 and 5.4 hereof, or any other amount owing hereunder, including the payments required pursuant to Section 4.2, in each case within two Business Days after the date due; or

          7.2   Letters of Credit

                 Citibank, N.A. shall assert that the
Citibank LOC is not a valid and binding obligation of Citibank, N.A., enforceable in accordance with its terms, the Citibank LOC shall not be promptly honored upon presentation by the Agent of appropriate drawing documentation, or Citibank, N.A. shall become insolvent or otherwise unable to pay its debts as they come due;

                 THEN upon the occurrence of any Event of Default described in (i) Section 7.1, the Agent may, and upon the written request of the Requisite Lenders, shall, take any and all actions available under applicable law to enforce the obligations to which such Event of Default relates or (ii)
Section 7.2, the Agent may and, upon the written request of the Requisite Lenders, shall, by written notice to the Borrower, declare to be due and payable an amount equal to the Stated Amount of all Letters of Credit then outstanding, together with all other amounts owing hereunder, and the same shall forthwith become, immediately due and payable, together with accrued interest thereon. Without limiting any other remedies hereunder, upon the occurrence and during the continuance of any Event of Default, the Agent shall be entitled without notice or demand, to drew, from time to time, under the Citibank LOC an amount equal to all amounts then due and unpaid hereunder (such amounts to be determined as set forth in clause (i)or clause (ii)above, as applicable); provided that the foregoing shall not effect in any way the obligations of the Lenders to purchase from the Issuer Bank participations in the unreimbursed amount of any drawings under any Letters of Credit as provided in Section
5.3 hereof.

     SECTION 8.  AGENT

          8.1   Appointment

                 BTCo is hereby appointed the Agent hereunder and each Lender hereby authorizes the Agent to act hereunder and under the other instruments and agreements referred to herein (including, without limitation, the Citibank LOC) as its agent hereunder and thereunder. BTCo agrees to act as such upon the express conditions contained in this Section 8. The provisions of this Section 8 are solely for the benefit of the Agent, and neither the Borrower nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed, except as specified in the immediately preceding sentence, any obligation towards or relationship of agency or trust with or for the Borrower or any other Person.

          8.2   Powers; General Immunity

                 A.  Duties Specified.  Each Lender
irrevocably authorizes the Agent to take such action on such Lender's behalf and to exercise such powers hereunder and under the other instruments and agreements referred to herein (including, without limitation, the other Loan Documents) as are specifically delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Agent shall have only those duties and responsibilities which are expressly specified in this Agreement and it may perform such duties by or through its agents or employees. The duties of the Agent shall be mechanical and administrative in nature; and the Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or the other instruments and agreements referred to herein except as expressly set forth herein or therein.

                 B.  No Responsibility for Certain Matters.
The Agent shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Letter of Credit, or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to any Lender or by or on behalf of the Borrower to the Agent or any Lender, or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein, or of the existence or possible existence of any Event of Default or Potential Event of Default.

                 C.  Exculpatory Provisions.  Neither the
Agent nor any of its officers, directors, employees or agents shall be responsible or liable to any Lender for any action taken or omitted hereunder or under the Citibank LOC or in connection herewith or therewith unless caused by its or their gross negligence or willful misconduct. If the Agent shall request instructions from any Lender with respect to any act or action (including the failure to take an action) in connection with this Agreement or the Citibank LOC, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Requisite Lenders. Without prejudice to the generality of the foregoing, (i) the Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for the Borrower), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or (where so instructed) refraining from acting under this Agreement or the other instruments and agreements referred to herein or therein in accordance with the instructions of the Requisite Lenders. The Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement or the other instruments and agreements referred to herein unless and until it has obtained the instructions of the Requisite Lenders.

                 D.  Agent Entitled To Act as Lender.  The
agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, the Agent in its individual capacity as a Lender hereunder. The term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower or any Affiliate or Subsidiary thereof as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any Affiliate or Subsidiary thereof for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

          8.3   Riqht to Indemnity

                 Each Lender severally agrees to indemnify the Agent in accordance with its Pro Rata Share to the extent the Agent shall not have been reimbursed by the Borrower, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder or in any way relating to or arising out of this Agreement or the agreements or instruments referred to herein; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

          8.4   Resignation by the Agent

          (a) The Agent may resign from the performance of all its functions and duties hereunder at any time by giving 30 days' prior written notice to the Borrower and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

          (b) Upon any such notice of resignation, the Requisite Lenders shall appoint a successor Agent who shall be satisfactory to the Borrower and shall be an incorporated bank or trust company with a combined surplus and undivided capital of at least $500 million.

          (c) If a successor Agent shall not have been so appointed within said 30-day period, the resigning Agent, with the consent of the Borrower, shall then appoint a successor Agent who shall serve as the Agent until such time, if any, as the Requisite Lenders, with the consent of the Borrower, appoint a successor Agent as provided above.

          (d) If no successor Agent has been appointed pursuant to clause (b) or (c) by the 40th day after the date such notice of resignation was given by the resigning Agent, the Agent's resignation shall become effective and the Requisite Lenders shall thereafter perform all the duties of the Agent hereunder and shall be entitled to all the fees otherwise payable thereafter to the Agent until such time, if any, as the Requisite Lenders, with the consent of the Borrower, appoint a successor Agent as provided above.

          8.5   Successor Agent

                 The Agent may resign at any time as provided
in Section 8.4 hereof, and the Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to the Borrower and the Agent and signed by the Requisite Lenders. Upon any such notice of resignation or any such removal, the Requisite Lenders shall have the right, upon five days' notice to the Borrowers, to appoint a successor Agent. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from its duties and
obligations as the Agent under this Agreement.   After any
retiring or removed Agent's resignation or removal hereunder as the Agent the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

     SECTION 9.  MISCELLANEOUS

          9.1   Benefit of Agreement

                 A. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer any of its right or interest hereunder without the prior written consent of 100% of the Lenders.

                 B.  Any Lender may sell participations in
all or any part of any Letters of Credit in which it has purchased (or is deemed to have purchased) a participation interest, or any other interest herein to another bank or other entity, in which event (a) such Lender shall remain a "Lender" for all purposes hereunder and the participant shall not constitute a "Lender" hereunder (except if, and to the extent that, such transferee was a Lender on the date hereof) and (b) no Lender shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment or waiver of this Agreement except, with respect to amendments to this Agreement, to the extent such amendment or waiver would (i) extend the required maturity date or expiration date of any Letter of Credit in which the participant is participating, (ii) change the Stated Amounts of or any amounts payable in respect of, or fees payable under, any Letter of Credit in which such participant is participating, or (iii) affect the matters requiring the vote of the Requisite Lenders or all the Lenders; provided that such right to approve such amendment or waiver may only be granted on a pro rata basis to the extent of such participation and only with respect to the Letter of Credit participations in which such participant is participating. The participant shall not have any other rights under this Agreement or any Letter of Credit or any other document delivered in connection herewith (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

                 C.  Any Lender may assign its rights and
delegate its obligations under this Agreement, (i) without the consent of any other Person, to any other Lender or lender under the Other Restated Credit Agreement or any Affiliate thereof or to any one or more additional banks or financial institutions whose long-term indebtedness has an Acceptable Rating, pursuant to a transfer supplement substantially in the form of Exhibit I to the Prior Credit Agreement executed by such assignee, such transferor Lender and the Agent, and (ii) with the consent of the Borrower and the Agent (which consents shall not be unreasonably withheld), to any other bank or financial institution whose long-term indebtedness does not have an Acceptable Rating; provided that (a) the amount of such Lender's Letter of Credit Exposure so assigned is not less than the lesser of
(x) $2,000,000 and (y) the amount of such Lender's Letter of Credit Exposure then in effect, (b) such Lender gives written notice of such assignment to each of the Agent, the Issuer Bank and the Borrower at least five Business Days in advance of such assignment, (c) the assignee agrees to assume all the obligations of the assignor related to that portion of the assignor's Letter of Credit Exposure being assigned and (d) the assignor and/or the assignee remit to the Agent, for its account, an administrative fee of $3,000 in respect of such assignment, payable in U.S. Dollars in immediately available funds. Any permitted assignee under clause (i) or (ii) of the immediately preceding sentence is referred to as an "Eligible Assignee." Upon an effective assignment hereunder and upon notice thereof by such Lender to the Borrower, the assignee shall have, to the extent of such assignment (unless otherwise provided thereby), the same rights and benefits as it would have if it were Lender hereunder and the assigning Lender shall, to the extent of such assignment and assumption, be relieved of its obligations hereunder to the extent of such assignment and assumption. Each assignee hereunder, if not already a Lender, agrees to provide the documents referred to in Section 4.4(iii) hereof, if required, promptly after it becomes a Lender hereunder.

                 Nothing in this Section 9.1 shall prevent or prohibit any Lender from pledging its rights under this Agreement and/or its Letters of Credit hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank; provided that no such pledge shall at any time release such Lender from any of its obligations hereunder.

                 D.  Any Lender may furnish any information
concerning the Borrower in possession of such Lender from time to time to Affiliates of such Lender and to assignees and participants hereunder (including prospective assignees and participants); provided, however, that the furnishing of such information (and the nature, manner and extent thereof) by such Lender to its Affiliates and such assignees and participants shall be governed by the relevant agreement, assignment or participation agreement relating to such arrangement, assignment or participation, as the case may be.

          9.2   Expenses

                 Whether or not the transactions contemplated hereby shall be consummated, the Borrower agrees to promptly pay (i) all the actual and reasonable out-of-pocket costs and expenses of the Agent in connection with the negotiation, preparation and execution of this Agreement, and all related documents, whether or not referred to herein; (ii) the reasonable fees, expenses and disbursements of Cahill Gordon & Reindel, counsel to the Agent and the Lenders, in connection with the negotiation, preparation, execution and administration of this Agreement, and all related documents, whether or not referred to herein, and any amendments and waivers hereto or thereto or consents with respect hereto or thereto; and (iii) all costs and expenses (including reasonable attorneys' fees of separate counsel for each Lender, expenses and disbursements, reasonable allocated costs of internal counsel, costs of settlement and the expenses and disbursements and reasonable fees of any other experts or advisors) incurred by the Lenders in enforcing any obligations of or in collecting any payments due from the Borrower hereunder by reason of any Event of Default or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings or otherwise.

          9.3   Indemnity

                 In addition to the payment of expenses
pursuant to Section 9.2 hereof, but without duplication of any other amount payable hereunder, whether or not the transactions contemplated hereby shall be consummated, the Borrower agrees to indemnify, pay and hold the Agent and each Lender and the officers, directors, employees, agents, advisors and Affiliates of each of them (collectively called the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees, expenses and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement or the use or intended use of the Letters of Credit (the "indemnified liabilities"); provided that the Borrower shall have no obligation to an Indemnitee hereunder to the extent it is finally judicially determined that such indemnified liabilities arose solely from the gross negligence or willful misconduct of that Indemnitee. The Borrower shall have a right of recoupment against any amounts paid by the Borrower to any Indemnitee in respect of the foregoing to the extent that any such payment resulted from the gross negligence or willful misconduct of such Indemnitee as finally judicially determined. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy or otherwise, the Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them.

          9.4   Set-Off

                 In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Blocking Event, each Lender is hereby authorized by the Borrower at any time and from time to time, without prior notice to the Borrower or to any other Person, and without presentment, demand or protest, any such being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender (including, without limitation, any branches or agencies thereof, wherever located) to or for the credit or the account of the Borrower against and on account of the obligations and liabilities of the Borrower to that Lender under this Agreement, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit or any related document, irrespective of whether or not (a) that Lender shall have made any demand hereunder or (b) that Lender shall have declared any obligation of the Borrower with respect to the Letters of Credit and other amounts due hereunder to be due and payable as permitted by Section 7 hereof and although said obligations and liabilities, or any of them, may be contingent or unmatured. After any such set-off, the relevant Lender shall notify the Borrower in writing with respect thereto; provided that the failure to provide such notice shall not in any way affect the validity or enforceability of any such set-off. The Borrower expressly consents to the foregoing.

          9.5   Ratable Sharing

                 Subject to the last sentence of this Section
9.5, each Lender and each subsequent holder by purchase of a participation interest in all or any part of any Letter of Credit, agree among themselves that except as otherwise expressly provided in this Agreement, (i) with respect to all amounts received by them which are applicable to the payment of amounts payable in respect of Letters of Credit, equitable adjustment will be made so that, in effect, all such amounts will be shared among the Lenders proportionately to their respective Pro Rata Shares, whether received by voluntary payment, by the exercise of the right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any other rights or remedies hereunder, (ii) if any of them shall exercise any right of counterclaim, set-off, banker's lien or similar right with respect to amounts owed by the Borrower hereunder or in respect of the Letters of Credit, such Lender or holder, as the case may be, shall apportion the amount recovered as a result of the exercise of such right in accordance with each Lender's respective Pro Rata Share, and (iii) if any of them shall thereby through the exercise of any right of counterclaim, set-off, banker's lien or otherwise or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive the amount of any participation in any Letter of Credit or any amount payable hereunder, as the case may be, which is greater than the proportion received by any other holder, the amount of such participation therein or any other amount payable hereunder, that Lender or that holder receiving such proportionately greater payments shall (y) notify each other Lender and the Agent of such receipt and (z) purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) held by the other holders so that all such reimbursement of amounts drawn or payable with respect to Letters of Credit shall be proportionate to their respective Pro Rata Shares; provided that if all or part of such proportionately greater payment received by such purchasing holder is thereafter recovered from such holder, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to that holder to the extent of such recovery, but without interest. The Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation in any Letter of Credit so purchased and any other subsequent holder of a participation in any Letter of Credit otherwise acquired may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by the Borrower to that holder as fully as if that holder were a holder of such participation in any Letter of Credit in the amount of the participation held by that holder.

          9.6   Amendments and waivers

                 No amendment, modification, termination or waiver of any provision of this Agreement, or of the Letters of Credit or consent to any departure by the Borrower therefrom shall in any event be effective without the written concurrence of the Borrower (other than a waiver) and the Requisite Lenders; except that any amendment, modification, termination, waiver or consent that has the effect of (i) extending the final expiration date for the Letters of Credit, (ii) decreasing any fees or other compensation, (iii) altering the voting percentages or the pro rata mechanisms set forth herein or (iv) increasing any Lender's Letter of Credit Exposure or increasing the Total Letter of Credit Exposure (including amendments, modifications, terminations, waivers or consents to any definitions (or adding any new definitions) that would directly or indirectly affect any of the foregoing items set forth in clauses (i) through (iv)) shall be effective only if evidenced by a writing signed by or on behalf of each Lender. No amendment, modification, termination or waiver of any provision of Section 8 hereof or any of the rights, duties, indemnities or obligations of the Agent, as agent, shall be effective without the written concurrence of the Agent. The Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 9.6 shall be binding upon each Lender, each holder of the Letters of Credit, at the time outstanding, each future holder of the Letters of Credit and, if signed by the Borrower, on the Borrower.

          9.7   Notices

                 Unless otherwise provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy or telex or four Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed; provided that notices to the Agent or any Lender shall not be effective until received by the Agent or such Lender. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 9.7) shall be set forth under each party's name on the signature pages hereto.

          9.8   Survival of Warranties and Certain Agreements

                 A. All agreements made herein shall survive the execution and delivery of this Agreement. This Agreement together with that certain letter agreement, dated August 5, 1994 from Bankers Trust Company, as a Lender, Issuer Bank and Agent, and the Lenders listed herein to Citibank, N.A. (the "Letter Agreement") are intended to amend and restate the Prior Credit Agreement and, except to the extent set forth in the Letter Agreement, the Prior Credit Agreement shall be of no further force and effect.

                 B.  Notwithstanding anything in this
Agreement or implied by law to the contrary, the agreements of the Borrower set forth in Sections 9.2 and 9.3 hereof and the agreement of the Lenders set forth in Section 9.5 hereof shall survive the cancellation of all Letters of Credit and the termination of this Agreement.

          9.9   Failure or Indulgence Not Waiver;
                 Remedies Cumulative

                 No failure or delay on the part of the Agent or any Lender or the Issuer Bank in the exercise of any power, right or privilege hereunder, under the Citibank LOC or under the Letters of Credit shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or the other documents related hereto, including the Citibank LOC, are cumulative to and not exclusive of any rights or remedies otherwise available.

          9.10  Severability

                 In case any provision in or obligation under this Agreement or the Letters of Credit shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations thereof, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          9.11  Obligations Several; Independent
                 Nature of Lenders' Rights

                 The obligation of each Lender hereunder is several, and no Lender shall be responsible for the obligation or commitment of any other Lender hereunder. Nothing contained in this Agreement and no action taken by the Lenders pursuant hereto shall be deemed to constitute the Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, each Lender shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

          9.12  Headings

                  Section and subsection headings in this
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          9.13  APPLICABLE LAW; CONSENT TO JURISDICTION
                 AND SERVICE OF PROCESS

                 A.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW
OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF
CONFLICT OF LAWS.

                 B.  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST
THE BORROWER WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW JERSEY AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTIQN WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGlNG OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

          9.14  Successors and Assigns

                 This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders. The terms and provisions of this Agreement shall inure to the benefit of any permitted assignee or transferee of the Letters of Credit and in the event of such transfer or assignment, the rights and privileges herein conferred upon the Lenders shall automatically extend to and be vested in such permitted transferee or assignee, all subject to the terms and conditions hereof. The Borrower's rights or any interest therein hereunder may not be assigned without the written consent of all the Lenders. The Lenders' rights of assignment are limited by and subject to Section 9.1 hereof.

          9.15  Counterparts

                 This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          9.16  Certain Information; Confidentiality

                 The Borrower shall provide to the Agent and each Lender, as and when the same are provided to Citibank, N.A., copies of such financial statements and reports and other information as the Borrower is required to provide to Citibank, N.A. pursuant to the credit agreement with Citibank, N.A. that is being executed on or about the Effective Date. Each Lender and the Agent agree to keep information obtained by it pursuant hereto confidential and agree that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (i) to such Lender's or the Agent's, as the case may be, officers, employees, representatives, professional consultants and agents who are advised of the confidential nature of such information, (ii) to any other Lender, (iii) to the extent such information presently is or hereafter becomes available to such Lender or the Agent, as the case may be, on a non-confidential basis from a source other than the Borrower,
(iv) to the extent disclosure is required by law, regulation or judicial order (which requirement or order shall be promptly notified to the Borrower) or requested or required by bank regulators or auditors or the National Association of Insurance Commissioners or any similar organization, (v) to assignees or participants or potential assignees or participants of such Lender hereunder or under the Other Restated Credit Agreement to which such Lender is a party who agree to be bound by the provisions of this Section 9.16,
(vi) any internationally recognized rating agency in connection with the Borrower's rating with such agency, and
(vii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any applicable law, rule, or regulation or order, (b) in response to any subpoena or other legal process, (c) in connection with any litigation to which any Lender is a party, or (d) in order to protect or enforce such Lender's rights in respect of any Obligations owed to it.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                             IMO INDUSTRIES INC., the Borrower


                             By /s/G.M. DOBSON
                                Name:  G.M. Dobson
                                Title: Vice President & Treasurer

                             Notice of Information:

                             Imo Industries Inc.
                             1009 Lenox Drive
                             Building 4
                             Lawrenceville, New Jersey 08648
                             Attention:  Thomas J. Bird
                             Telephone No.:  (609) 896-7730
                             Telecopy No.:  (609) 896-7366




                              BANKERS TRUST COMPANY, as a Lender,
                              Issuer Bank and Agent


                               By: /s/RICHARD SOLAR
                                   Name:  Richard Solar
                                   Title: Managing Director

                               All Notices:

                                    Bankers Trust Company
                                    130 Liberty Street
                                    New York, New York 10006
                                    Attention: Commercial
                               Loan Division
                                    Telephone No.: (212) 250-4169
                                    Telecopy No.:  (212) 250-7351

                                Payment Office:

                                    Bankers Trust Company
                                    130 Liberty Street
                                    New York, New York 10006
                                      Attention: Richard Solar
                                      Telephone No.: (212) 454-3440
                                      Telecopy No.:  (212) 454-2605

                                 Letter of Credit
                                Information:

                                      Bankers Trust Company
                                      130 Liberty Street
                                      New York, New York 10006
                                      Attention: Richard Solar
                                      Telephone No.: (212) 454-3440
                                      Telecopy No.:  (212) 454-2605


                                 CHEMICAL BANK


                                 By: /s/WILLIAM CAGGIANO
                                      Name:  William Caggiano
                                      Title: Managing Director

                                 All Notices:

                                      Chemical Bank
                                      270 Park Avenue
                                      New York, New York 10017
                                      Attention: William Caggiano
                                      Telephone No.: (212) 270-2070
                                      Telecopy No.:  (212) 972-0009

                                 Payment Office:

                                      Chemical Bank
                                      270 Park Avenue, 10th Floor
                                      New York, New York 10017
                                      Attention: Andrew Statsiw
                                      Telephone No.: (212) 270-3896
                                      Telecopy No.:  (212) 682-8937

                                 Letter of Credit
                                 Information:

                                      Chemical Bank
                                      270 Park Avenue
                                      New York, New York 10017
                                      Attention: William Caggiano
                                      Telephone No.: (212) 270-2070
                                      Telecopy No.:  (212) 972-0009



                                 CIBC, INC., as a Lender


                                 By: /s/TIMOTHY E. DOYLE
                                      Name:  Timothy E. Doyle
                                      Title: Authorized Signatory

                                 All Notices:

                                      CIBC, Inc.
                                      Two Paces West
                                      2727 Paces Ferry Road,
                                      Suite 1200
                                      Atlanta, GA  30339
                                      Attention: Kim Swink
                                      Telephone No.: (404) 319-4829
                                      Telecopy No.:  (404) 319-4950

                                 Payment Office:

                                      CIBC, Inc.
                                      Two Paces West
                                      2727 Paces Ferry Road,
                                      Suite 1200
                                      Atlanta, GA  30339
                                      Attention: Kim Swink
                                      Telephone No.: (404) 319-4829
                                      Telecopy No.:  (404) 319-4950

                                 Letter of Credit
                                 Information:

                                      CIBC, Inc.
                                      Two Paces West
                                      2727 Paces Ferry Road,
                                      Suite 1200
                                      Atlanta, GA  30339
                                      Attention: Kim Swink
                                      Telephone No.: (404) 319-4829
                                      Telecopy No.:  (404) 319-4950


                                 BARCLAYS BANK PLC


                                 By: /s/JOHN C. LIVINGSTON
                                      Name:  John C. Livingston
                                      Title: Vice President

                                 All Notices:

                                      Barclays Bank PLC
                                      75 Wall Street
                                      New York, New York 10265
                                      Attention:  John C. Livingston
                                      Telephone No.: (212) 412-5104
                                      Telecopy No.:  (212) 412-5661

                                 Payment Office:

                                      Barclays Bank PLC
                                      75 Wall Street
                                      New York, New York 10265
                                      Attention:  John C. Livingston
                                      Niko Mandaira
                                      Telephone No.: (212) 412-3370
                                      Telecopy No.:  (212) 412-5661
                                                     (212) 412-5015

                                 Letter of Credit
                                 Information:

                                      Barclays Bank PLC
                                      75 Wall Street
                                      New York, New York 10265
                                      Attention:  John C. Livingston
                                                  Niko Mandaira
                                      Telephone No.: (212) 412-3370
                                      Telecopy No.:  (212) 412-5661
                                                     (212) 412-5015


                                 NATIONAL CITY BANK


                                 By: /s/DAVID A. BURNS
                                      Name:  David A. Burns
                                      Title: Assistant Vice
                                      President

                                 All Notices:

                                      National City Bank
                                      1900 East 9th Street
                                      Locator #2102
                                      Cleveland, OH  44114-
                                      3484
                                      Attention:  David A. Burns
                                      Telephone No.: (216) 575-3061
                                      Telecopy No.:  (216) 575-9396

                                 Payment Office:

                                      National City Bank, C&C
                                      Loans
                                      1900 East 9th Street
                                      Locator #3032
                                      Cleveland, OH  44114-
                                      3484
                                      Attention:  Wendy Pollarine
                                      Telephone No.: (216) 575-2156
                                      Telecopy No.:  (216) 575-3207

                                 Letter of Credit
                                 Information:

                                      National City Bank
                                      1900 East 9th Street
                                      Cleveland, OH  44114-
                                      3484
                                      Attention:  Wendy Pollarine
                                      Telephone No.: (216) 575-2156
                                      Telecopy No.:  (216) 575-3207


                                 ABN-AMRO BANK N.V., NEW YORK
                                 BRANCH,
                                 as a Lender


                                 By: /s/PARKER H. DOUGLAS
                                      Name:  Parker H. Douglas
                                      Title: Group Vice President


                                 By: /s/EISSO VANDERMEULEN
                                      Name:  Eisso Vander Meulen
                                      Title: Credit Officer


                                 All Notices:

                                      ABN-AMRO Bank N.V., New York
                                      Branch
                                      500 Park Avenue - 3rd Floor
                                      New York, New York
                                      10022
                                      Attention: Parker H. Douglas
                                      Telephone No.: (212) 446-4144
                                      Telecopy No.:  (212) 319-4339

                                 Payment Office:

                                      ABN-AMRO Bank N.V., New York
                                        Branch
                                      500 Park Avenue - 3rd Floor
                                      New York, New York
                                      10022
                                      Attention: Parker H. Douglas
                                      Telephone No.: (212) 446-4144
                                      Telecopy No.:  (212) 319-4339

                                 Letter of Credit
                                 Information:

                                      ABN-AMRO Bank N.V., New York
                                        Branch
                                      500 Park Avenue - 4th
                                      Floor
                                      New York, New York
                                      10022
                                      Attention: Anthony Zingalli
                                      Telephone No.: (212) 446-4112
                                      Telecopy No.:  (212) 759-8916


                                 COMMERZBANK AG, NEW YORK
                                 BRANCH, as a Lender


                                 By: /s/JUERGEN BOYSEN
                                      Name:  Juergen Boysen
                                      Title: Senior Vice President

                                 By: /s/MICHAEL D. HINTZ
                                      Name:  Michael D. Hintz
                                      Title: Vice President


                                 All Notices:

                                  Commerzbank AG, New York Branch
                                  2 World Financial Center
                                  New York, New York 10281
                                  Attention: Johan Sorensson
                                      Telephone No.: (212) 266-7309
                                      Telecopy No.:  (212) 266-7235

                                 Payment Office:

                                 Commerzbank AG, New
                                 York Branch
                                 2 World Financial Center
                                 New York, New York 10281
                                      Attention: Helma Saitta
                                      Telephone No.: (212) 266-7317
                                      Telecopy No.:  (212) 266-7235

                                 Letter of Credit
                                 Information:

                                     Commerzbank AG, New
                                     York Branch
                                      2 World Financial
                                      Center
                                      New York, New York
                                      10281
                                      Attention: Joch Pausch
                                      Telephone No.: (212) 266-7255
                                      Telecopy No.:  (212) 266-7235


                                 ISTITUTO BANCARIO SAN PAOLO
                                   DI TORINO S.p.A., as a
                                   Lender


                                 By: /s/WILLIAM J. DEANGELO
                                      Name:  William J. DeAngelo
                                      Title: First Vice President


                                 All Notices:

                                      Istituto Bancario San Paolo
                                        di Torino S.p.A.
                                      245 Park Avenue - 35th
                                      Floor
                                      New York, New York
                                      10167
                                      Attention: Luca Sacchi
                                      Telephone No.: (212) 692-3130
                                      Telecopy No.:  (212) 599-5303

                                 Payment Office:

                                      Istituto Bancario San
                                      Paolo
                                      di Torino S.p.A.
                                      245 Park Avenue - 35th
                                      Floor
                                      New York, New York
                                      10167
                                      Attention: Luca Sacchi
                                      Telephone No.: (212) 692-3130
                                      Telecopy No.:  (212) 599-5303

                                 Letter of Credit
                                 Information:

                                      Istituto Bancario San
                                      Paolo
                                      di Torino S.p.A.
                                      245 Park Avenue - 35th
                                      Floor
                                      New York, New York
                                      10167
                                      Attention: Luca Sacchi
                                      Telephone No.: (212) 692-3130
                                      Telecopy No.:  (212) 599-5303



                              Annex I

                          Pro Rata Share



      Lender                                      Pro Rata Share

Bankers Trust Company                             28.035292521892%

Chemical Bank                                     14.017646260946%

Barclays Bank PLC                                 14.017646260946%

Canadian Imperial Bank of Commerce                 7.008823130473%

National City Bank                                 7.008823130473%

ABN Amro Bank N.V., New York Branch               27.681570855667%

Istituto Bancario San Paolo Di                     2.230197839603%
   Torino S.p.A., New York Limited Branch



                                Schedule 1


                             LETTERS OF CREDIT
                    (COMBINED RESTATED CREDIT AGREEMENT)


L/C NO.                          AMOUNT                 EXPIRY DATE

S05129                           $549,183.30            31-Mar-95
S05130                           $549,183.30            31-Mar-95
S06223                           $415,464.00            16-Sep-94
S06224                           $481,411.00            16-Sep-94
S07375                            $50,000.00            16-Dec-94
S07740                            $10,283.28            17-Jan-95
S07862                            $98,325.00            15-Jan-95
S08066                             $9,000.00            15-Aug-95
S08067                            $38,829.87            15-Aug-95
S08390                           $328,523.48            16-Sep-94
S08752                           $153,575.00            09-Sep-94
S08801                         $1,250,000.00            31-Jul-95
S09405                         $3,103,000.00            31-Jul-95
S09406                         $2,900,000.00            24-Jul-95
S09413                         $1,000,000.00            31-Jul-95

                              $10,936,778.23